SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2005

Wells Real Estate Fund IX, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22039	58-2126622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Alstom Power – Knoxville Building

On March 15, 2005, The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Joint Venture”), a joint venture among Wells Real Estate Fund IX, L.P. (the “Registrant”), Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., sold an office building containing approximately 84,400 rentable square feet located in Knoxville, Tennessee (the “Alstom Power – Knoxville Building”) to Lexington Centerpoint, L.P., an unaffiliated third party, for a gross sales price of $12,000,000, less closing costs.

The Registrant holds an equity interest of approximately 39.03% in Fund IX-X-XI-REIT Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Alstom Power - Knoxville Building were approximately $4.6 million. The Registrant expects a gain allocation of approximately $2.0 million from the sale of the Alstom Power - Knoxville Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IX, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: March 21, 2005

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WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IX, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the period ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of 15253 Bake Parkway by Fund VIII-IX-REIT Joint Venture, a joint venture between Fund VIII and Fund IX Associates and Wells Operating Partnership, L.P, and the Alstom Power - Knoxville Building by The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Joint Venture”), a joint venture among the Registrant, Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., as if the dispositions and distributions of net proceeds therefrom occurred on September 30, 2004. Fund VIII and Fund IX Associates is a joint venture between the Registrant and Wells Real Estate Fund VIII, L.P. The Registrant holds equity interests of approximately 38.07% and 39.03% in Fund VIII-IX-REIT Joint Venture and Fund IX-X-XI-REIT Joint Venture, respectively. Fund VIII-IX-REIT and Fund IX-X-XI-REIT Joint Venture owned 100% of 15253 Bake Parkway and the Alstom Power – Knoxville Building, respectively. Fund VIII-IX-REIT Joint Venture sold 15253 Bake Parkway on December 2, 2004.

The following unaudited pro forma statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been prepared to give effect to the sales of 15253 Bake Parkway and the Alstom Power - Knoxville Building as if the dispositions occurred on January 1, 2003. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 15253 Bake Parkway or the Alstom Power - Knoxville Building if the transactions had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of 15253 Bake Parkway and the Alstom Power - Knoxville Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	15253 Bake Parkway		Alstom Power - Knoxville Building		Pro Forma Total
ASSETS:
Investment in joint ventures	$22,427,637	$(2,635,638	)(b)	$(2,468,481	)(e)	$17,323,518
Cash and cash equivalents	476,033	4,526,770	(c)	4,561,931	(c)	9,564,734
Due from joint ventures	871,499	0		0		871,499

Total assets	$23,775,169	$1,891,132		$2,093,450		$27,759,751

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$28,057	$0		$0		$28,057
Partnerships distributions payable	663,773	0		0		663,773

Total liabilities	$691,830	$0		$0		$691,830

Partners’ capital:
Limited partners:
Class A – 3,218,294 units outstanding	23,022,437	1,705,322	(d)	1,383,350	(d)	26,111,109
Class B – 281,706 units outstanding	60,902	185,810	(d)	710,100	(d)	956,812
General partners	0	0		0		0

Total partners’ capital	23,083,339	1,891,132		2,093,450		27,067,921

Total liabilities and partners’ capital	$23,775,169	$1,891,132		$2,093,450		$27,759,751

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain recognized on the sale of 15253 Bake Parkway of $1,891,132 less the Registrant’s pro rata share of the assumed distribution of proceeds from the sale of the 15253 Bake Parkway of $(4,526,770).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund VIII-IX-REIT and Fund IX-X-XI-REIT Joint Venture as a result of the sale of 15253 Bake Parkway and the Alstom Power - Knoxville Building, respectively.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of 15253 Bake Parkway and the Alstom Power - Knoxville Building, respectively. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.
(e)	Reflects the Registrant’s pro rata share of the gain recognized on the sale of the Alstom Power – Knoxville Building of $2,093,450 less the Registrant’s pro rata share of the assumed distribution of proceeds from the sale of the Alstom Power – Knoxville Building of $(4,561,931).

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	15253 Bake Parkway		Alstom Power - Knoxville Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$1,571,765	$(204,738	)(b)	$(236,396	)(c)	$1,130,631

EXPENSES:
Partnership administration	122,389	0		0		122,389
Legal and accounting	16,082	0		0		16,082
Other general and administrative	8,823	0		0		8,823

Total expenses	147,294	0		0		147,294

OTHER INCOME	1,061	0		0		1,061

NET INCOME	$1,425,532	$(204,738)		$(236,396)		$984,398

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,425,532	$(204,738)		$(236,396)		$984,398

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.45					$0.31

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,183,927					3,183,927

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2003 of Fund VIII-IX-REIT Joint Venture earned by the Registrant related to 15253 Bake Parkway, which was sold on December 2, 2004.
(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Joint Venture earned by the Registrant related to the Alstom Power - Knoxville Building for the year ended December 31, 2003. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Alstom Power - Knoxville Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	15253 Bake Parkway		Alstom Power - Knoxville Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$2,026,985	$(239,991	)(b)	$(202,913	)(c)	$1,584,081

EXPENSES:
Partnership administration	121,024	0		0		121,024
Legal and accounting fees	34,595	0		0		34,595
Other general and administrative	1,533	0		0		1,533

Total expenses	157,152	0		0		157,152

OTHER INCOME	179	0		0		179

NET INCOME	$1,870,012	$(239,991)		$(202,913)		$1,427,108

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,816,171	$(297,383)		$(324,512)		$1,194,276

CLASS B	$53,841	$57,392		$121,599		$232,832

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.57					$0.37

CLASS B	$0.19					$0.80

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,210,578					3,210,578

CLASS B	289,422					289,422

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the reduction of equity in income of Fund VIII-IX-REIT Joint Venture earned by the Registrant related to 15253 Bake Parkway for the period ended September 30, 2004.
(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Joint Venture earned by the Registrant related to the Alstom Power - Knoxville Building for the period ended September 30, 2004. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Alstom Power - Knoxville Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

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